United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-05734

Diamond Hill Financial Trends Fund, Inc.
(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215
(Address of principal executive offices)  (Zip code)

James F. Laird, Jr., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215
(Name and address of agent for service)

Registrant's telephone number, including area code: (614) 255-3333

Date of fiscal year end: 12/31

Date of reporting period: 12/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, Washington, DC 20549-0102. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Diamond Hill Financial Trends Fund, Inc. Annual Report

Diamond Hill Financial Trends Fund, Inc.

DIAMOND HILL
funds

Annual Report
December 31, 2007

Invest With Us.

TABLE OF CONTENTS
Your fund at a glance

Managers’ report
page 2
Fund’s investments
page 4
Financial statements
page 7
Notes to financial
statements
page 11
Directors and officers
page 21
For more information
page 23

Welcome
Dear Fellow Shareholders:

After a solid first half, the major U.S. indices finished 2007 with mixed results. Large cap stocks (S&P 500 +5.5%) generally posted mediocre returns for the year. Mid-cap stocks (S&P 400 +8%) were up slightly more, while small caps (S&P 600) were down fractionally. The past year was marked by another striking bout of manic-depression in the U.S. equity markets. The first half of the year saw the buyout market heat up dramatically as the economy remained healthy and credit spreads narrowed from already low levels. By the fourth quarter, this dynamic became a distant memory as credit spreads increased substantially due to myriad concerns including the mortgage meltdown and the associated fallout in the structured securities market (mortgage backed securities, CDOs, leveraged hedge funds, etc.).

Much of the financial sector was negatively affected by the difficulties created as a result of the housing downturn and the associated credit debacle. The S&P 1500 Supercomposite Financials Index was down over 18% for the year. The Fund declined 12.50% at net asset value and 14.50% at market value. While enduring these difficult periods of investment performance is never easy, it remains critical to maintain a long-term horizon as part of the investment process. The Fund’s longer term record continues to compare favorably to most domestic equity benchmarks and can be viewed on the following pages.

As many of you may already know, the Board of Directors recommended changing investment advisers during the year. John Hancock Advisers was replaced by Diamond Hill Capital Management as the adviser to the Fund on an interim basis in early December. Diamond Hill was then formally elected by shareholders to advise the Fund in early January. I would like to take the opportunity to thank John Hancock for its commitment to shareholders and stewardship of the portfolio for the past 15 years. I would also like to introduce Diamond Hill Capital Management. Diamond Hill is a Columbus, Ohio based investment adviser with an outstanding reputation and excellent investment track record. I encourage each of you to read the management letter to learn more about Diamond Hill, its investment philosophy, and their outlook for the financial sector.

We therefore begin 2008 with a new investment adviser and continued optimism regarding the long-term outlook for financial stocks. And as always, on behalf of your Board of Directors, I would like to assure you of our collective commitment to meeting our fiduciary duty to fellow shareholders.

Sincerely,

/s/ Franklin C. Golden

Franklin C. Golden
Chairman of Diamond Hill Financial Trends Fund, Inc.

Your fund at a glance

The Fund seeks long-term capital appreciation with current income as a secondary objective by investing at least 80% of its assets in stocks of U.S. financial services companies of any size.

Over the last twelve months

w	After a strong start to the year, domestic equities ended up with mediocre performance as concerns over the credit crises and the general economic outlook grew pervasive.

w	Financial stocks underperformed the rest of the market dramatically as investors fretted over the fallout from the mortgage debt debacle as well as persistent margin pressures.

w	Due to somewhat more defensive positioning, the Fund performed well relative to financial services benchmarks but still poor from an absolute perspective.

Top 10 holdings

Bank of America Corp.	4.2%	Wells Fargo & Co.	3.2%
American International Group, Inc.	3.8%	Raymond James Financial, Inc.	3.1%
Affiliated Managers Group, Inc.	3.4%	Wachovia Corp.	3.1%
U.S. Bancorp	3.3%	Pinnacle Financial Partners, Inc.	2.9%
Merrill Lynch & Co., Inc.	3.3%	Prudential Financial, Inc.	2.8%

As a percentage of net assets on December 31, 2007.

Portfolio Commentary

Thank you for your interest in the Diamond Hill Financial Trends Fund, Inc..

As evidenced by a negative 12.50% total return at net asset value and negative 14.50% at market value, 2007 was an extremely challenging year for the Diamond Hill Financial Trends Fund, Inc. The fund’s primary benchmark (the S&P1500 SuperComposite Financials Index) posted a total return of negative 18.32%. With the exception of a slight decline in the small cap Russell 2000 Index, U.S. equity indices were generally in positive territory for the year, albeit modestly. The disparity in performance between the financial sector and the rest of the equity market was obviously quite substantial and marked the first time since 1999 that the sector underperformed by such a wide margin. Especially hard hit were the diversified financials (Citigroup (2.62% of net assets at December 31, 2007) and AIG (3.76%)), the investment banks (Merrill Lynch (3.30%) and Lehman Brothers (0.70%)) and most of our mid and small cap bank investments. Upside performers in the sector were few and far between during 2007. In the Fund, two insurance names (Prudential (2.83%) and Aflac (1.70%)) were both up nicely during the year, while small cap bank First Charter Corp. of Charlotte, NC (0.80%) announced a merger agreement with Fifth Third at a substantial premium. Also, Bank of New York Mellon (1.61%) completed its merger during the year and continued to perform reasonably well. Finally, as we will frequently communicate to both current and prospective investors, we judge ourselves based on long-term returns (rolling five year periods) and on that front remain satisfied that shareholders have received sufficient absolute returns which were also ahead of relevant benchmarks for the period ended
December 31, 2007.

Looking forward, we expect much better returns in the near future for the financial sector. The dramatically changing credit environment during 2007 caused tremendous unease and in some instances even panic. It now appears that the deterioration in credit and other pressures in many areas of the sector are fully, if not overly, discounted into the stocks. As is often the case with many of the credit sensitive areas (bank, thrifts, etc.), the stocks appear to be valued at near trough valuation levels on well below normalized earnings levels. In terms of fundamentals, many areas of the sector are still struggling; however, in many ways the stress of the recent past will allow for substantial improvement going forward. Capacity has been removed in many areas (most notably in mortgage finance) and credit spreads have widened allowing for improved risk-adjusted margins on many credit based products. Also, the changes in the structured finance market may actually help many domestic lending institutions as they once again become the primary source of funds for many types of consumer credit. Therefore, given this outlook for the sector, two examples of recent additions to the Fund are Synovus Financial (2.21%) and Huntington Bancshares (2.59%). In both cases, the stocks are currently trading at substantial discounts to our estimate of intrinsic value and both may be excellent acquisition candidates in the next few years. Regarding merger and acquisition in general, we do not expect a pick up in deal activity in the near term; however, continued consolidation within the banking and thrift industries during the next couple of years is likely given the continuing secular growth challenges and opportunities for significant efficiency gains. As one might expect from looking at the portfolio, we continue to see the most attractive risk reward situations in the large cap area of the sector, however for the first time in at least three years, many small and mid cap banks are once again priced at very attractive levels. Finally, we would also like to take this opportunity to inform shareholders that we intend to manage the Fund as a long-short portfolio going forward. Our intention is not to mitigate long exposure, nor to reduce volatility, but simply to add to returns over the long term. In other words, we will be looking for opportunities to add value by shorting securities that are priced well above our intrinsic value estimates.

Christopher M. Bingaman, CFA, Portfolio Manager and
William C. Dierker, CFA, Assistant Portfolio Manager

Consistent with our overall investment philosophy, we believe shareholders in the Fund will benefit from a relatively concentrated portfolio. Going forward, we will typically hold between 40 and 50 stocks on the long side with an average position size of roughly between 2% and 2.5%. We also believe adding the shorting capability will provide clear long-term benefits and intend to typically have between 10 and 25 on the short side with similar position sizes. Once again, our objective is to use shorting as a tool to enhance our performance over time.

We would like to thank our shareholders for their continued support of the Fund.

/s/ Christopher M. Bingaman, CFA	/s/ Bill C. Dierker, CFA
Christopher M. Bingaman, CFA	Bill C. Dierker, CFA
Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Financial Trends Fund, Inc.

FINANCIAL STATEMENTS

Diamond Hill Financial Trends Fund, Inc.
Schedule of Investments
December 31, 2007
	Shares	Value

Preferred Stock — 1.3%
Financial — 1.3%
Countrywide Capital V, 7.00%, 11/1/11	70,000	$801,500
Common Stocks — 97.5%
Finance - Banks & Thrifts — 53.9%
Ameris Bancorp.	19,180	323,183
BancTrust Financial Group, Inc.	47,869	579,215
Bank of New York Mellon Corp.	20,741	1,011,331
BB&T Corp.	38,382	1,177,176
Capital City Bank Group, Inc.	25,327	714,728
City National Corp.	16,550	985,553
Colonial BancGroup, Inc.	71,128	963,073
Commerce Bancshares, Inc.	14,039	629,790
Cullen/Frost Bankers, Inc.	17,321	877,482
First Bancorp., Inc.	18,532	350,069
First Charter Corp.	16,850	503,141
First Financial Holdings, Inc.	40,500	1,110,510
First Horizon National Corp.	19,230	349,025
Hancock Holding Co.	12,950	494,690
Hudson City Bancorp., Inc.	32,950	494,909
Huntington Bancshares, Inc.	110,000	1,623,600
iStar Financial, Inc.	38,000	989,900
JPMorgan Chase & Co.	40,293	1,758,789
NewBridge Bancorp.	51,512	555,814
Pinnacle Financial Partners, Inc.*	71,200	1,809,904
PNC Financial Services Group, Inc.	22,150	1,454,148
Provident Bankshares Corp.	21,656	463,222
Seacoast Banking Corp. of Florida	43,920	451,498
South Street Financial Corp.	75,000	528,750
State Street Corp.	16,000	1,299,200
SunTrust Banks, Inc.	22,006	1,375,155
SVB Financial Group*	10,000	504,000
Synovus Financial Corp.	57,600	1,387,008
TCF Financial Corp.	30,150	540,590
U.S. Bancorp	66,150	2,099,600
Wachovia Corp.	50,653	1,926,334
Washington Mutual, Inc.	98,000	1,333,780
Wells Fargo & Co.	66,400	2,004,616
Whitney Holding Corp.	14,700	384,405
Zions Bancorp.	17,772	829,775
		33,883,963

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

FINANCIAL STATEMENTS

	Shares	Value

Common Stocks — 97.5% (continued)
Finance - Broker Dealer — 3.3%
Merrill Lynch & Co., Inc.	38,550	$2,069,364
Finance - Investment Services — 13.0%
Affiliated Managers Group, Inc.*	18,250	2,143,644
Eaton Vance Corp.	17,000	771,970
Interactive Brokers Group, Inc. - Class A*	9,913	320,388
Lazard Ltd. - Class A	21,900	890,892
Legg Mason, Inc.	14,672	1,073,257
Lehman Brothers Holdings, Inc.	6,700	438,448
NYMEX Holdings, Inc.	4,032	538,716
Raymond James Financial, Inc.	59,925	1,957,151
		8,134,466
Financial - Diversified — 6.8%
Bank of America Corp.	63,635	2,625,580
Citigroup, Inc.	55,850	1,644,224
		4,269,804
Financial Specialties — 1.5%
Discover Financial Services	61,831	932,411
Insurance — 19.0%
AFLAC, Inc.	17,000	1,064,710
American International Group, Inc.	40,400	2,355,319
Axis Capital Holdings Ltd. (Bermuda) †	11,950	465,692
Berkshire Hathaway, Inc. - Class B*	200	947,200
Hartford Financial Services Group, Inc., The	20,050	1,748,160
ProAssurance Corp.*	16,615	912,496
Progressive Corp.*	27,250	522,110
Prudential Financial, Inc.	19,110	1,777,994
RenaissanceRe Holdings, Ltd. (Bermuda) †	5,750	346,380
StanCorp Financial Group, Inc.	15,000	755,700
UnitedHealth Group, Inc.	18,600	1,082,520
		11,978,281

Total Common Stocks		$61,268,289

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

FINANCIAL STATEMENTS

	Par
	Value	Value
Certificates of Deposit — 0.0%
First Piedmont, 2.60%, 09/30/08	$2,404	$2,404
Oconee Federal Savings Bank, 5.60%, 09/27/08	2,541	2,541
Piedmont Federal Savings Bank, 4.36%, 10/09/08	2,341	2,341
Security Savings Bank, 3.70%, 09/28/08	2,273	2,273
Stephen Federal Bank, 5.00%, 10/11/08	1,920	1,920
Total Certificates of Deposit		$11,479

	Shares	Value

Registered Investment Company - 1.0%
JPMorgan Prime Money Market Fund	609,965	$609,965

Total Investment Securities — 99.8%
(Amortized Cost $41,125,460) **		$62,691,233

Other Assets In Excess of Liabilities — 0.2%		102,205

Net Assets — 100.0%		$62,793,438

*	Non-income producing security.

†	Represents country of foreign issuer; however, security is U.S. dollar - denominated.

**	Represents cost for financial reporting purposes.

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

FINANCIAL STATEMENTS

Financial statements

Statements of Assets and Liabilities 12-31-07

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

Assets
Investments, at value (cost $41,125,460)	$62,691,233
Receivable for investments sold	526,616
Tax reclaim receivable	15,975
Receivable for dividends and interest	139,735
Other assets	24,000

Total assets	63,397,559

Liabilities
Payable for investments purchased	395,421
Payable to Investment Adviser	64,289
Payable to Administrator	18,287
Other payables and accrued expenses	126,124

Total liabilities	604,121

Net Assets
Capital paid-in	40,212,716
Accumulated net realized gain on investments	1,001,706
Net unrealized appreciation on investments	21,565,773
Accumulated net investment income	13,243

Net assets	62,793,438

Net asset value per share
Based on 3,993,124 shares outstanding — 50 million shares authorized
with par value of $0.001 per share.	$15.73

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

FINANCIAL STATEMENTS

Statement of Operations For the year ended 12-31-07

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income
Dividends (net of foreign withholding taxes of $12,928)	$2,062,118
Interest	71,305
Securities lending	16,273

Total investment income	2,149,696

Expenses
Investment management fees	520,125
Administration fees	117,854
Directors' fees	150,689
Professional fees	152,413
Custodian fees	26,044
Printing	35,472
Insurance, postage and supplies	55,737

Total expenses	1,058,334

Fees waived by Adviser	(17,626)

Net expenses	1,040,708

Net investment income	1,108,988

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	9,052,715
Foreign currency transactions	(1,932)
Change in net unrealized appreciation/depreciation of Investments	(22,258,921)

Net realized and unrealized loss	(13,208,138)

Decrease in net assets from operations	$(12,099,150)

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

These Statements of Changes in Net Assets show how the value of the Fund's net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and the net of Fund share transactions, if any.

	Year	Year
	ended	ended
	12-31-07	12-31-06
Increase (decrease) in net assets
From operations
Net investment income	$1,108,988	$1,002,093
Net realized gain	9,050,783	4,127,322
Change in net unrealized appreciation/depreciation	(22,258,921)	6,630,982

Increase (decrease) in net assets resulting from operations	(12,099,150)	11,760,397

Distributions to shareholders
From net investment income	(1,118,000)	(1,038,212)
From net realized gain	(8,831,068)	(3,569,454)
	(9,949,068)	(4,607,666)
Net assets
Beginning of year	84,841,656	77,688,925
End of year [1]	$62,793,438	$84,841,656

1	Includes accumulated net investment income of $13,243 and $24,187, respectively.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

FINANCIAL STATEMENTS

Financial Highlights

The Financial Highlights shows how the Fund's net asset value for a share has changed since the end of the previous period.

Year ended	12-31-07	12-31-06	12-31-05	12-31-04	12-31-03
Per share operating performance
Net asset value, beginning of year	$21.25	$19.46	$19.09	$17.63	$14.39
Net investment income [1]	0.28	0.25	0.23	0.19	0.17
Net realized and unrealized
gain (loss) on investments	(3.31)	2.69	0.96	2.44	3.81
Total from investment operations	(3.03)	2.94	1.19	2.63	3.98 [2]
Less distributions
From net investment income	(0.28)	(0.26)	(0.22)	(0.20)	(0.16)
From net realized gain	(2.21)	(0.89)	(0.60)	(0.97)	(0.58)
Total distributions	(2.49)	(1.15)	(0.82)	(1.17)	(0.74)
Net asset value, end of year	$15.73	$21.25	$19.46	$19.09	$17.63
Per share market value, end of year	$13.75	$19.01	$16.68	$17.47	$18.40
Total return at net asset value [3] (%)	(12.50)	15.92 [4]	6.99 [4]	15.81 [4]	30.57 [4]
Total return at market value [3] (%)	(14.50)	20.99	0.21	1.54	58.66
Ratios and supplemental data
Net assets, end of period
(in millions)	$63	$85	$78	$76	$70
Ratio of gross expenses to average
net assets (%)	1.30	1.21	1.18	1.22	1.20
Ratio of net expenses to average
net assets (%)	1.28	1.21	1.18	1.22	1.20
Ratio of net investment income
to average net assets (%)	1.36	1.21	1.21	1.04	1.04
Portfolio Turnover (%)	42	10	4	10	26

1	Based on the average of the shares outstanding.

2	Net of federal income taxes of $0.39 per share for the year ended 12-31-03, on net long-term capital gains retained by the Fund.

3
Total return based on net asset value reflects changes in the Fund's net asset value during each year. The total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the year.

4	Unaudited.

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Notes to Financial Statements

Note 1
Accounting policies

The Diamond Hill Financial Trends Fund, Inc. (the “Fund”) (formerly, John Hancock Financial Trends Fund, Inc.) is a diversified closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

Significant accounting policies of the Fund are as follows:

Valuation of investments
Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the NYSE, normally at 4:00 P.M. Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certificates of deposit are FDIC insured and valued at cost.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Securities lending

The Fund may lend securities in amounts up to 33 1⁄3% of the Fund’s total assets. Such loans are callable at any time and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and marked-to-market on a daily basis. The Fund may bear the risk of delay in recovery of, or even of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities either in the form of fees and/or by retaining a portion of interest on the investment of any cash received as collateral. All collateral received will be in an amount equal to at least 100% of the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next business day. During the loan period, the Fund continues to retain rights of ownership, including dividends and interest of the loaned securities. As of December 31, 2007, the Fund had no securities on loan.

Diamond Hill Financial Trends Fund, Inc.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2004 through 2007) for purposes of implementing FIN 48 and has concluded that no provision for income tax is required in the financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim period within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Management does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosure may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the Statement of Changes in Net Assets for a fiscal period.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2007, the tax character of distributions paid was as follows: ordinary income $2,119,354 and long-term capital gains $7,829,714. During the year ended December 31, 2006, the tax character of distributions paid was as follows: ordinary income $1,478,534 and long-term capital gains $3,129,132.

As of December 31, 2007, the components of distributable earnings on a tax basis included $280,096 of undistributed ordinary income and $752,716 of undistributed long-term capital gains and $688 of post-October losses.

Such distributions on a tax basis, are determined in conformity with income tax regulations, which may differ from U.S. generally accepted accounting principles (GAAP). Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Diamond Hill Financial Trends Fund, Inc.

Use of estimates

The preparation of financial statements, in accordance with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 2
Management fees and transactions with affiliates and others
Investment Advisory

The Fund had an investment management contract (“Old Advisory Agreement”) with John Hancock Advisers, LLC (“John Hancock”) through November 30, 2007, under which John Hancock furnished office space, furnishings and equipment and provided the services of persons to manage the investment of the Fund’s assets and to continually review, supervise and administer the Fund’s investment program. Under the Old Advisory Agreement, the Fund paid a monthly management fee to John Hancock at an annual rate of 0.65% of the Fund’s average weekly net asset value, or a flat annual fee of $50,000, whichever was higher. If total Fund expenses exceeded 2% of the Fund’s average weekly net asset value in any one year, the Fund may have required John Hancock to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

From December 1, 2007 through January 2, 2008, the Fund operated under an Interim Investment Advisory Agreement (“Interim Advisory Agreement”) with Diamond Hill Capital Management, Inc. (“Adviser”), which had substantially identical terms as the Old Advisory Agreement. This Interim Advisory Agreement was approved by the Board of Directors on September 5, 2007, subject to shareholder approval which was subsequently obtained on January 3, 2008. However, pursuant to a new Interim Expense Limitation Agreement effective December 1, 2007, the Adviser contractually agreed to limit their advisory fee to an annual rate of 0.512% of the Fund’s average weekly net assets. For the year ended December 31, 2007, $17,626 of advisory fees were waived.

Effective January 3, 2008, the Fund entered into an Investment Advisory Agreement (“New Advisory Agreement”) with the Adviser. This New Advisory Agreement was approved by the Board of Directors on September 5, 2007, subject to shareholder approval which was subsequently obtained on January 3, 2008. Under the New Advisory Agreement, the Adviser provides management of the investment and reinvestment of the Fund’s assets; continuous review, supervision, and administration of the investment program of the Fund; provides office space, furnishings and equipment used to carry out the investment management of the Fund. For these services, the Adviser receives a fee at an annual rate of 0.65% of the Fund’s average weekly net asset value, or a flat annual fee of $50,000, whichever is higher. If total Fund expenses exceed 2% of the Fund’s average weekly net asset value in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000. However, pursuant to the new Expense Limitation Agreement (“Limitation Agreement”), the Adviser has agreed to limit the operating expenses of the Fund to an annual rate of 1.15% of the average weekly net assets of the Fund. This Limitation Agreement is effective through January 2, 2010.

Administration

The Fund had an Administration Agreement with John Hancock through November 30, 2007, under which John Hancock provided certain administrative services required by the Fund. The Fund paid a monthly administration fee to John Hancock at an annual rate of 0.15% of the Fund’s average weekly net assets value, or a flat annual fee of $35,000, whichever was higher.

Diamond Hill Financial Trends Fund, Inc.

Effective December 1, 2007, the Fund entered into an Administration Agreement with Diamond Hill Capital Management, Inc. (“Administrator”), whereby the Administrator agrees to oversee the determination and publication of the Fund’s net assets value, the maintenance of the books and records of the Fund; prepare the Fund’s federal, state and local income tax returns; prepare the financial information for the Fund’s proxy statements, if required, and semi-annual and annual reports to shareholders; prepare the Fund’s periodic financial reports to the Securities and Exchange Commission; respond to shareholder inquiries; and supply the Board of Directors and officers of the Fund with all statistical information and reports reasonably required by them. This Administration Agreement was approved by the Board of Directors on September 5, 2007. For these services, the Administrator receives a fee at an annual rate of $22,000 or 0.15% of the Fund’s average weekly assets, whichever is higher.

The Administrator has entered into a Sub- Administration Agreement with JPMorgan Chase Bank, N.A. (“JPMorgan), effective December 1, 2007, whereby JPMorgan will provide sub-administration services for the Fund. The services provided under the agreement includes day-to-day administration of matters related to the corporate existence of the Trust and its Fund (other than rendering investment advice), maintenance of books and records, preparation of reports, and supervision of the Trust’s arrangement with the custodian. JPMorgan is paid directly by the Administrator under terms of this service agreement.

The Fund does not pay remuneration to its Officers. Certain Officers of the Fund are officers of the Adviser.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 4
Fund share transactions

The Fund had no share transactions during the last two years.

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund’s shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short term securities and obligations of the U.S. government, during the year ended December 31, 2007, aggregated $33,185,368 and $41,339,386, respectively.

The cost of investments owned on December 31, 2007, including short-term investments, for federal income tax purposes, was $41,142,635. Gross unrealized appreciation and depreciation of investments aggregated $23,192,737 and $1,644,139, respectively, resulting in net unrealized appreciation of $21,548,598. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Diamond Hill Financial Trends Fund, Inc.

Note 6
SEC settlement

On June 25, 2007, John Hancock Advisers, LLC (the Adviser to the Fund until November 30, 2007) and John Hancock Funds, LLC (the Distributor to the Fund until November 30, 2007) and two of their affiliates (collectively, the John Hancock Affiliates) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, John Hancock Advisers, LLC and the John Hancock Funds, LLC agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in John Hancock’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. John Hancock discontinued the use of directed brokerage in recognition of the sale of Fund shares in October 2003. As a result of this settlement, the Fund received $19,770, which was recorded as a realized gain to the Fund’s books on June 25, 2007.

Note 7
Subsequent Event

A Special Meeting of Shareholders of the Fund was held on January 3, 2008 to approve or disapprove the following proposals: (i) to approve or disapprove a new Investment Advisory Agreement between the Fund and Diamond Hill Capital Management, Inc.; (ii) to approve or disapprove the amendment to Investment Restriction No. 6 to permit the Fund to make short sales of securities; and (iii) to approve or disapprove the amendment of the Articles of Incorporation of the Fund to delete Article Tenth in its entirety. The proposals were approved as follows:

	Shares	Shares	Shares
	For	Against	Abstained
Proposal (i)	1,707,198	569,063	67,881
Proposal (ii)	1,667,452	613,983	62,707
Proposal (iii)	1,715,062	538,814	90,268

Diamond Hill Financial Trends Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the
Diamond Hill Financial Trends Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Diamond Hill Financial Trends Fund, Inc. (the “Fund”) (formerly the “John Hancock Financial Trends Fund, Inc.”), as of December 31, 2007, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2006 and the financial highlights for each of the two years in the period ended December 31, 2006 were audited by other auditors whose report dated February 16, 2007, expressed an unqualified opinion on those financial statements. The financial highlights for each of the two years in the period ended December 31, 2004 were audited by other auditors whose report dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diamond Hill Financial Trends Fund, Inc. at December 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Cincinnati, Ohio
February 26, 2008

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2007.

This Fund has designated distributions of $7,829,714 to shareholders as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2007, 89% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2007.

Shareholders were mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

Change in auditor

Unaudited

On November 30, 2007, PricewaterhouseCoopers (PwC) resigned as the independent registered public accounting firm of the Fund at the request of the Fund. On December 10, 2007, the Board of Directors of the Fund, upon recommendation of the audit committee, engaged Ernst & Young LLP as the independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2007. PwC’s audit reports on the Fund’s financial statements for the prior fiscal years ended December 31, 2006 and 2005, contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with the audits for the fiscal years ended December 31, 2006 and 2005, and the subsequent interim period through November 30, 2007, (1) there were no disagreements between the Fund and PwC on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreement in its report, and (2) there were no reportable events.

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling 1-614-255-4080 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment objective and policy

The Fund’s primary investment objective is long-term capital appreciation. Its secondary investment objective is current income. The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing at least 80% (65% prior to January 25, 2002) of its assets in stocks of U.S. financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasi-governmental entities and, as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund’s investment policy of investing at least 80% of “assets” in equity securities, “assets” is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy. In abnormal market conditions, the Fund may take temporary defensive positions.

As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund’s current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: “Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries, except that the Fund will invest more than 25% of its assets in the financial services sector.”

Short Sales

On January 3, 2008, shareholders approved an amendment to the investment restrictions of the Fund to permit the Fund to make short sales of securities. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause the Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Bylaws

In January 2003, the Board of Directors adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for director. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. The Fund is presently listed on NASDAQ and, per a grandfathering provision, is not required to hold annual shareholder meetings. The Board approved the above amendment to the Fund’s bylaws to provide a defined structure for the submission of shareholder proposals should the circumstances change and an annual meeting be required. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

In November 2005, the Fund’s Board of Directors adopted several amendments to the Fund’s bylaws regarding the Chairman of the Board position: The Chairman of the Board shall at all times be a director who is not an interested person of the Fund as that term is defined by the Investment Company Act of 1940. The scope of the Chairman’s responsibilities and fiduciary obligations were further defined. Lastly, disclosure regarding the election, resignation and removal of the Chairman as well as the filling of a vacancy was added.

At a quarterly meeting of the Fund’s Board of Directors held February 13, 2006, the Board amended Article II Section 2 of the Fund’s bylaws to state that a special meeting of the shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the President, or, subject to Section 2(c), by the Secretary of the Corporation upon the written request of shareholders entitled to cast at least 35% of all votes entitles to be cast at the meeting.

Dividends and distributions

During the year ended December 31, 2007 dividends from net investment income totaling $0.279 per share and capital gain distributions totaling $2.212 were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND
July 31, 2007	$0.140
December 18, 2007	0.139

CAPITAL GAIN
PAYMENT DATE	DISTRIBUTION
July 31, 2007	$0.197
December 18, 2007	2.015

Dividend reinvestment plan

The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the “Plan”), which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash, reinvested by Mellon Investor Services (the “Plan Agent”) in shares of the Fund’s common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying the Plan Agent in writing. Shareholders who do not participate in the Plan will receive all dividends in cash.

In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These record holders will then credit the beneficial owners’ accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund’s stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund’s stock exceeds the market price per share, the Plan Agent shall make open market purchases of the Fund’s stock for each participating shareholder’s account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases. The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax that may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-877-254-8583).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 0731 0
Telephone: 1-877-254-8583

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Directors and Officers

This chart provides information about the Directors and Officers who oversee your Diamond Hill Financial Trends Fund. Officers elected by the Directors manage the day-to-day operations of the Fund and execute policies formulated by the Directors.

Independent Directors [1]

Name, age
Position(s) held with Fund	Director
Principal occupation(s) and other	of Fund
directorships during past 5 years	since [2]

Franklin C. Golden, Born: 1950	1989
Chairman and Director
Managing Director, Wachovia Securities, Inc. (since 2001) (broker dealer);
President, James Myers and Company (full-service broker dealer) (until 2001);
President, Financial Trends Fund, Inc. (until 2001); Executive Vice President, IJL/
Wachovia (until 1991); Past Director and Chairman of the National Association
of Securities Dealers (NASD) District 7 Business Conduct Committee.

Robert G. Freedman, Born: 1938	1996
Director
Executive Vice President and Chief Investment Officer, Sovereign Asset
Management and NM Capital Management, Inc. (until 2000); Vice Chairman and Chief Investment Officer, John Hancock Advisers, LLC (until 1998).

Russell J. Page, Born: 1942	2003
Director
Principal, Rusty Page & Co. (equity markets consulting) (since 1996); Regional Board,
BB&T Corp. (since 2004); Trustee, Appalachian Regional Healthcare Systems (since 2004);
Director, Cannon Memorial Hospital (since 2003); NationsBank Equity Marketing Executive
(until 1996), Nasdaq Stock Market Managing Director (until 2001).

Fred G. Steingraber, Born: 1938	1989
Director
Chairman and Chief Executive Officer, A.T. Kearney, Inc. (management consulting)
(retired 2002); Director, Maytag Corporation; Director, Supervisory Board
of Continental AG; Director 3i PLC; Director, Elkay Manufacturing.

Donald R. Tomlin, Born: 1933	1989
Director
Vice President of Livingston Group Asset Management Company (operating as
Southport Capital Management) (since 2001); Managing Director, Southport Capital, Inc.
(registered investment adviser) (until 2001); Managing Director and portfolio manager of
Haven Capital Management, Inc. (until 1991); Principal and portfolio manager of
Kleinwort Benson McCowan Inc. and its successor McCowan Associates, Inc. (until 1983).

H. Hall Ware, III, Born: 1935	1989
Director
Attorney, private practice (since 2001); President, Odin Systems International,
Inc. (1999-2001); Gilbert, Harrell, Gilbert, Sumerford & Martin, Attorneys (until 1999).

Principal Officers [1]

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since [2]

James F. Laird, Jr., Born: 1957	December 1, 2007
President
Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001.
Vice President Corporate Strategy with Nationwide Insurance from January 2001 to
July 2001. Senior Vice President Product Development with Villanova Capital from
February 1999 through December 2000.

Gary R. Young, Born: 1969	December 1, 2007
Treasurer, Secretary, and Chief Compliance Officer
Controller of Diamond Hill Investment Group, Inc., since April 2004.
Director of Mutual Fund Administration with Banc One Investment Advisors
October 1998 through April 2004. Vice President and Manager of Mutual Fund
Accounting and Financial Reporting with First Chicago NBD January 1996 through
October 1998.

Brian D. Risinger, Born: 1968	December 1, 2007
Assistant Treasurer
Director of Compliance and Administration of Diamond Hill Investment Group, Inc.,
since May 2006; Director of Compliance and Director of Fund Administration with
BISYS Fund Services April 1994 through April 2006.

[1]	The business address for all Directors and Officers is 325 John H McConnell Blvd., Columbus, OH, 43215.

[2]	Each Director and Officer serves until resignation, retirement age or until his or her successor is elected.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-614-255-4080	www.diamond-hill.com/closedendfund.asp	www.sec.gov

Directors	Investment adviser	Independent directors’
Franklin C. Golden	Diamond Hill Capital Management, Inc.	Counsel
Robert G. Freedman	325 John H. McConnell Boulevard, Suite 200	Paul, Hastings, Janofsky
Russell J. Page	Columbus, Ohio 43215	& Walker, LLP
Fred G. Steingraber		600 Peachtree St., N.E.
Donald R. Tomlin	Custodian	Twenty - Fourth Floor
H. Hall Ware III	JPMorgan Chase Bank, N.A.	Atlanta, GA 30308
14201 North Dallas Parkway
Officers	Dallas, TX 75254-2916	Stock symbol
Franklin C. Golden		Listed Nasdaq Symbol:
Chairman	Transfer agent and registrar	DHFT
James Laird	Mellon Investor Services
President	Newport Office Center VII	For shareholder
Gary Young	480 Washington Boulevard	assistance,
Treasurer, CCO, Secretary	Jersey City, NJ 07310	refer to page 20
Brian Risinger
Assistant Treasurer

How to contact us

Internet	www.diamond-hill.com

Mail	Mellon Investor Center
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-877-254-8583
	Information Line	1-614-255-4080

A listing of month-end portfolio holdings is available on our Web site, www.diamond-hill.com. Additionally portfolio holdings are available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-614-255-4080, or on the SEC’s Web site, www.sec.gov.

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DIAMOND HILL funds

325 John H. McConnell Blvd.
Suite 200
Columbus, Ohio 43215

614.255.3333
www.diamond-hill.com

Investment Adviser
Diamond Hill Capital Management, Inc.

For additional information, call:
Mellon Investor Services
TOLL FREE 877.254.8583

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Russell J. Page is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $22,000 and $24,300 in fiscal 2007 and 2006 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees in fiscal 2007 and 2006.

(c ) Tax Fees. Fees for tax compliance and consultative services totaled $5,000 and $2,500 in fiscal 2007 and 2006, respectively.

(d) All Other Fees. There were no other fees in fiscal 2007 and 2006.

(e)(1) Audit Committee Pre-Approval Policies. See attachment "Audit Committee Charter", with the audit committee pre-approval policies and procedures.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $5,000 and $2,500 in 2007 and 2006, respectively.

(h) Not applicable

Item 5. Audit Committee of Listed Companies.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Franklin C. Golden
Russell J. Page
Fred G. Steingraber
Donald R. Tomlin
H. Hall Ware

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

See attached Exhibit “Proxy Voting Policies and Procedures”.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

See attached Exhibit “Portfolio Manager’s Information”.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

See attached Exhibit “Governance Committee Charter”.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is filed herewith

(c)	Audit Committee Charter

(d)	Proxy Voting Policies and Procedures

(e)	Portfolio Manager’s Information

(f)	Governance Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Diamond Hill Financial Trends Fund

By (Signature and Title)

/s/ James F. Laird, Jr.
James F. Laird, Jr.
President

Date: March 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James F. Laird, Jr.
James F. Laird, Jr.
President

Date: March 10, 2008

By (Signature and Title)

/s/ Gary R. Young
Gary R. Young.
Treasurer and Chief Financial Officer

Date: March 10, 2008